                                                                    EXHIBIT 10.3




===============================================================================

                       BOWATER CANADA FINANCE CORPORATION
                                   AS ISSUER,


                              BOWATER INCORPORATED,
                                  AS GUARANTOR


                                       AND


                              THE BANK OF NEW YORK,
                                   AS TRUSTEE


                              --------------------




                                    INDENTURE

                              7.95% NOTES DUE 2011


                          DATED AS OF OCTOBER 31, 2001



===============================================================================

    CERTAIN SECTIONS OF THIS INDENTURE RELATING TO SECTIONS 310 THROUGH 318,
                 INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939:


TRUST INDENTURE
ACT SECTION                                                                     INDENTURE SECTION
ss.310 (a)(1)         ..........................................................  609
       (a)(2)         ..........................................................  609
       (a)(3)         ..........................................................Not Applicable
       (a)(4)         ..........................................................Not Applicable
       (b)            ..........................................................  608
                                                                                  610
ss.311 (a)            ..........................................................  613
       (b)            ..........................................................  613
ss.312 (a)            ..........................................................  701
                                                                                  702
       (b)            ..........................................................  702
       (c)            ..........................................................  702
ss.313 (a)            ..........................................................  703
       (b)            ..........................................................  703
       (c)            ..........................................................  703
       (d)            ..........................................................  703
ss.314 (a)            ..........................................................  704
       (a)(4)         ..........................................................  101
                                                                                 1004
       (b)            ..........................................................Not Applicable
       (c)(1)         ..........................................................  102
       (c)(2)         ..........................................................  102
       (c)(3)         ..........................................................Not Applicable
       (d)            ..........................................................Not Applicable
       (e)            ..........................................................  102
ss.315 (a)            ..........................................................  601
       (b)            ..........................................................  602
       (c)            ..........................................................  601
       (d)            ..........................................................  601
       (e)            ..........................................................  514
ss.316 (a)            ..........................................................  101
       (a)(1)(A)      ..........................................................  502
                                                                                  512
       (a)(1)(B)      ..........................................................  513
       (a)(2)         ..........................................................Not Applicable
       (b)            ..........................................................  508
       (c)            ..........................................................  104
ss.317 (a)(l)         ..........................................................  503
       (a)(2)         ..........................................................  504
       (b)            .......................................................... 1003
ss.318 (a)            ..........................................................  107

--------------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                                                                                                PAGE


                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions..........................................................................................1
Section 102. Compliance Certificates and Opinions................................................................11
Section 103. Form of Documents Delivered to Trustee..............................................................11
Section 104. Acts of Holders; Record Dates.......................................................................12
Section 105. Notices, Etc. to Trustee and Company................................................................14
Section 106. Notice to Holders; Waiver...........................................................................14
Section 107. Conflict with Trust Indenture Act...................................................................15
Section 108. Effect of Headings and Table of Contents............................................................15
Section 109. Successors and Assigns..............................................................................15
Section 110. Separability Clause.................................................................................15
Section 111. Benefits of Indenture...............................................................................15
Section 112. Governing Law.......................................................................................15
Section 113. Legal Holidays......................................................................................15
Section 114. Submission to Jurisdiction; Appointment of Agent....................................................16

                                   ARTICLE II
                                 SECURITY FORMS

Section 201. Forms Generally.....................................................................................16
Section 202. Form of Face of Security............................................................................17
Section 203. Form of Reverse of Security.........................................................................20
Section 204. Form of Legend for Global Securities................................................................23
Section 205. Form of Trustee's Certificate of Authentication.....................................................24
Section 206. Form of Guarantee...................................................................................24
Section 207. CUSIP Numbers.......................................................................................25

                                   ARTICLE III
                                 THE SECURITIES

Section 301. Amount Unlimited; Issuable in Series................................................................25
Section 302. Denominations.......................................................................................28
Section 303. Execution, Authentication, Delivery and Dating......................................................28
Section 304. Temporary Securities................................................................................30
Section 305. Registration, Registration of Transfer and Exchange; Certain Transfers and Exchanges................30
Section 306. Mutilated, Destroyed, Lost and Stolen Securities....................................................35
Section 307. Payment of Interest; Interest Rights Preserved......................................................35
Section 308. Persons Deemed Owners...............................................................................37
Section 309. Cancellation........................................................................................37
Section 310. Computation of Interest.............................................................................37


                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture.............................................................37
Section 402. Application of Trust Money..........................................................................38

                                    ARTICLE V
                                    REMEDIES

Section 501. Events of Default...................................................................................39
Section 502. Acceleration of Maturity; Rescission and Annulment..................................................40
Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.....................................41
Section 504. Trustee May File Proofs of Claim....................................................................41
Section 505. Trustee May Enforce Claims without Possession of Securities.........................................42
Section 506. Application of Money Collected......................................................................42
Section 507. Limitation on Suits.................................................................................42
Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest...........................43
Section 509. Restoration of Rights and Remedies..................................................................43
Section 510. Rights and Remedies Cumulative......................................................................43
Section 511. Delay or Omission Not Waiver........................................................................44
Section 512. Control by Holders..................................................................................44
Section 513. Waiver of Past Defaults.............................................................................44
Section 514. Undertaking for Costs...............................................................................45
Section 515. Waiver of Usury, Stay or Extension Laws.............................................................45

                                   ARTICLE VI
                                   THE TRUSTEE

Section 601. Certain Duties and Responsibilities.................................................................45
Section 602. Notice of Defaults..................................................................................46
Section 603. Certain Rights of Trustee...........................................................................46
Section 604. Not Responsible for Recitals or Issuance of Securities..............................................47
Section 605. May Hold Securities.................................................................................47
Section 606. Money Held in Trust.................................................................................48
Section 607. Compensation and Reimbursement......................................................................48
Section 608. Conflicting Interests...............................................................................49
Section 609. Corporate Trustee Required; Eligibility.............................................................49
Section 610. Resignation and Removal; Appointment of Successor...................................................49
Section 611. Acceptance of Appointment by Successor..............................................................50
Section 612. Merger, Conversion, Consolidation or Succession to Business.........................................51
Section 613. Preferential Collection of Claims against Company or Guarantor......................................52
Section 614. Appointment of Authenticating Agent.................................................................52

                                   ARTICLE VII
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND GUARANTOR

Section 701. Company to Furnish Trustee Names and Addresses of Holders...........................................53


Section 702. Preservation of Information; Communications to Holders..............................................54
Section 703. Reports by Trustee..................................................................................54
Section 704. Reports by Guarantor................................................................................54

                                  ARTICLE VIII
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801. Company and Guarantor May Consolidate, Etc., Only on Certain Terms..................................55
Section 802. Successor Substituted...............................................................................56

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

Section 901. Supplemental Indentures without Consent of Holders..................................................56
Section 902. Supplemental Indentures with Consent of Holders.....................................................57
Section 903. Execution of Supplemental Indentures................................................................58
Section 904. Effect of Supplemental Indentures...................................................................59
Section 905. Conformity with Trust Indenture Act.................................................................59
Section 906. Reference in Securities to Supplemental Indentures..................................................59

                                    ARTICLE X
                                    COVENANTS

Section 1001. Payment of Principal, Premium and Interest.........................................................59
Section 1002. Maintenance of Office or Agency....................................................................59
Section 1003. Money for Securities Payments to Be Held in Trust..................................................60
Section 1004. Statement by Officers as to Default................................................................61
Section 1005. Existence..........................................................................................61
Section 1006. Maintenance of Properties..........................................................................61
Section 1007. Payment of Taxes and Other Claims..................................................................62
Section 1008. Limitation on Sales and Leasebacks.................................................................62
Section 1009. Restriction on Liens...............................................................................63
Section 1010. Waiver of Certain Covenants........................................................................64

                                   ARTICLE XI
                            REDEMPTION OF SECURITIES

Section 1101. Applicability of Article...........................................................................65
Section 1102. Election to Redeem; Notice to Trustee..............................................................65
Section 1103. Selection by Trustee of Securities to Be Redeemed..................................................65
Section 1104. Notice of Redemption...............................................................................66
Section 1105. Deposit of Redemption Price........................................................................67
Section 1106. Securities Payable on Redemption Date..............................................................67
Section 1107. Securities Redeemed in Part........................................................................67


                                   ARTICLE XII
                             [INTENTIONALLY OMITTED]


                                  ARTICLE XIII
                             GUARANTEE OF SECURITIES
Section 1301. Unconditional Guarantee............................................................................68
Section 1302. Limitations on Guarantees..........................................................................69
Section 1303. Execution and Delivery of Guarantees...............................................................69
Section 1304. Release of the Guarantor...........................................................................69
Section 1305. Waiver of Subrogation..............................................................................70
Section 1306. Immediate Payment..................................................................................70
Section 1307. No Set-Off.........................................................................................71
Section 1308. Obligations Absolute...............................................................................71
Section 1309. Obligations Continuing.............................................................................71
Section 1310. Obligations Not Reduced............................................................................71
Section 1311. Obligations Reinstated.............................................................................71
Section 1312. Obligations Not Affected...........................................................................72
Section 1313. Waiver. 73
Section 1314. No Obligation To Take Action Against the Company...................................................73
Section 1315. Dealing with the Company and Others................................................................73
Section 1316. Default and Enforcement............................................................................74
Section 1317. Amendment, Etc.....................................................................................74
Section 1318. Acknowledgement....................................................................................74
Section 1319. Costs and Expenses.................................................................................74
Section 1320. No Merger or Waiver; Cumulative Remedies...........................................................74
Section 1321. Survival of Obligations............................................................................74
Section 1322. Guarantee in Addition to Other Obligations.........................................................75
Section 1323. Severability.......................................................................................75
Section 1324. Successors and Assigns.............................................................................75

                                   ARTICLE XIV
                       DEFEASANCE AND COVENANT DEFEASANCE

Section 1401. Company's Option to Effect Defeasance or Covenant Defeasance.......................................75
Section 1402. Defeasance and Discharge...........................................................................75
Section 1403. Covenant Defeasance................................................................................76
Section 1404. Conditions to Defeasance or Covenant Defeasance....................................................76
Section 1405. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions......78
Section 1406. Reinstatement......................................................................................79

Annex A  - Regulation S Certificate
Annex B  - Restricted Securities Certificate
Annex C  - Unrestricted Securities Certificate

         INDENTURE, dated as of October 31, 2001, among Bowater Canada Finance Corporation, an unlimited liability company organized under the laws of Nova Scotia (the "COMPANY"), Bowater Incorporated, a Delaware corporation (the "GUARANTOR"), and The Bank of New York, a New York banking corporation, as Trustee (herein called the "TRUSTEE").

                                    RECITALS

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of unsecured debentures, notes or other evidences of indebtedness (herein called the "SECURITIES"), to be issued in one or more series as provided in this Indenture.

         The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance of guarantees of the Securities as provided in this Indenture.

         All things necessary to make this Indenture a valid and legally binding agreement of the Company and the Guarantor, in accordance with its terms, have been done.

         NOW, THEREFORE, WITNESSETH:

         Each party agrees as follows for the benefit of each other and for the equal and proportionate benefit of all Holders of the Securities or of any series thereof:

                                   ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         SECTION 101.DEFINITIONS.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

         (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "ACT", when used with respect to any Holder, has the meaning specified in Section 104.

         "ADDITIONAL INTEREST" has the meaning specified in Section 202.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AGENT MEMBER" means any member of, or participant in, the Depositary.

         "APPLICABLE PROCEDURES" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

         "ATTRIBUTABLE DEBT" means, at the time any determination thereof is to be made, with respect to any lease under which the Guarantor or any of its Subsidiaries is liable, the total net amount of rent the Guarantor or its Subsidiary must pay under such lease during its remaining term using a discount rate equal to the weighted average Yield to Maturity of the Securities then Outstanding hereunder, such average being weighted by the principal amount of the Securities of each series. The net amount of rent required to be paid under such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period, after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease that is terminable upon the payment of a penalty, such net amount of rent shall also include the amount of such penalty but shall exclude any rent attributable to periods subsequent to the first date upon which the lease may be terminated.

         "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "BOARD OF DIRECTORS" means, as to any Person, either the board of directors of such Person or any duly authorized committee of that board.

         "BOARD RESOLUTION" means, as to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "BUSINESS DAY", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

         "CLEARSTREAM" means Clearstream Banking, societe anonyme, Luxembourg (or any successor securities clearing agency).

         "COMMISSION" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "COMPANY REQUEST", "COMPANY ORDER", "GUARANTOR REQUEST" and "GUARANTOR ORDER" mean a written request or order signed in the name of the Company or the Guarantor by their respective Chairman of the Board, Chief Executive Officer, President, a Senior Vice President, Executive Vice President, or Vice President and by their respective Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, and delivered to the Trustee.

         "CONSOLIDATED NET TANGIBLE ASSETS" means, at the time any determination thereof is to be made, the aggregate amount of assets appearing on the most recent quarterly consolidated balance sheet of the Guarantor and its Subsidiaries, as determined in accordance with Generally Accepted Accounting Principles, less applicable reserves and other properly deductible items, after deducting the following:

                  (1) current liabilities; and

                  (2) all goodwill, trademarks, trade names, patents, unamortized debt discount and expenses and other like intangibles.

         "CORPORATE TRUST OFFICE" means the principal office of the Trustee or the Security Registrar, as the case may be, at which at any particular time its corporate trust business will be administered, which office as of the date hereof is located at 5 Penn Plaza, 13th Floor, New York, New York 10001,
Attention: Corporate Trust Administration.

         "CORPORATION" means a corporation, association, company, joint-stock company or business trust.

         "COVENANT DEFEASANCE" has the meaning specified in Section 1403.

         "DEFAULTED INTEREST" has the meaning specified in Section 307.

         "DEFEASANCE" has the meaning specified in Section 1402.

         "DEPOSITARY" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

         "DTC" means The Depository Trust Company.

         "EUROCLEAR" means the Euroclear Clearance System (or any successor securities clearing agency).

         "EVENT OF DEFAULT" has the meaning specified in Section 501.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

         "EXCHANGE OFFER" has the meaning set forth in the form of the Securities contained in Section 202.

         "EXCHANGE REGISTRATION STATEMENT" has the meaning set forth in the form of the Securities contained in Section 202.

         "EXCHANGE SECURITY" means any Security issued in exchange for an Original Security or Original Securities, as new evidence of the same indebtedness, pursuant to the Exchange Offer or otherwise registered under the Securities Act and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

         "EXPIRATION DATE" has the meaning specified in Section 104.

         "FUNDED DEBT" means, at the time any determination thereof is to be made, (1) all Indebtedness having a maturity of more than 12 months from such date or having a maturity of 12 months or less but which by its terms is renewable or extendible beyond 12 months from such date at the option of the borrower (excluding any amount thereof included in current liabilities) and (2) rental obligations payable more than 12 months from such date under leases which are capitalized in accordance with Generally Accepted Accounting Principles (such rental obligations to be included as Funded Debt at the amount so capitalized and to be included for the purposes of the definition of Consolidated Net Tangible Assets both as an asset and as Funded Debt at the amount so capitalized.).

         "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means generally accepted accounting principles in the United States, consistently applied.

         "GLOBAL SECURITY" means a Security that evidences all or part of the Securities and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

         "GUARANTEES" has the meaning specified in Section 1301.

         "GUARANTOR" means the Person named as the "Guarantor" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

         "HOLDER" means a Person in whose name a Security is registered in the Security Register.

         "INDEBTEDNESS" means with respect to any Person, at any time, without duplication, (1) all Obligations of such Person for borrowed money, (2) all Obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, and (3) all Obligations of such Person in respect of any letters of credit supporting any Indebtedness of others, and guarantees by such Person of Indebtedness of others.

         "INDENTURE" means this Indenture as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this Indenture and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Indenture and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of a particular series of Securities established as contemplated by Section 301.

         "INTEREST PAYMENT DATE", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

         "LIEN" means any mortgage, pledge, hypothecation, encumbrance, security interest, lien (statutory or other), or preference, priority or other security or similar agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

         "MATURITY", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "NOTICE OF DEFAULT" means a written notice of the kind specified in
Section 501(3).

         "OBLIGATIONS" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness or otherwise.

         "OFFICERS' CERTIFICATE" means, as to any Person, a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, a Senior Vice

President, Executive Vice President, or Vice President, and by the Treasurer, Assistant Treasurer, the Secretary or an Assistant Secretary, of such Person and delivered to the Trustee. As to any Person, one of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of such Person.

         "OPINION OF COUNSEL" means a written opinion of counsel (or a certified public accountant in the case of an opinion of counsel delivered pursuant to
Section 1404(4)), who may be counsel for the Company or the Guarantor, as applicable.

         "ORIGINAL SECURITIES" means all Securities other than Exchange Securities.

         "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture except:

                  (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (3) Securities as to which Defeasance has been effected pursuant to Section 1402; and

                  (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security, and (B) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "PAYING AGENT" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

         "PERSON" means any individual, any corporation, partnership, joint venture, trust, unincorporated organization or other legal entity or government or any agency or political subdivision thereof.

         "PLACE OF PAYMENT" means, when used with respect to the Securities of any series, the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

         "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "PRINCIPAL PROPERTY" means:

         (1) any mill, converting plant, manufacturing plant or other facility owned on the date hereof or hereafter acquired by the Guarantor or any Restricted Subsidiary that is located within the continental United States and the gross book value (including related land and improvements thereon and all machinery and equipment included therein without deduction of any depreciation reserves) of which, on the date of determination, exceeds 1% of Consolidated Net Tangible Assets, and (2) Timberlands, in each case other than:

                           (A) any property which in the opinion of the Board of
                  Directors of the Guarantor as evidenced by a Board Resolution of the Guarantor is not of material importance to the business conducted by the Guarantor and its Restricted Subsidiaries as an entirety,

                           (B) a portion of any property which in the opinion of
                  the Board of Directors of the Guarantor as evidenced by a Board Resolution of the Guarantor, is not of material importance to the use or operation of such property, or

                           (C) any oil, gas or other minerals or mineral rights.

         "QIB" means a "qualified institutional buyer" as defined in Rule l44A.

         "REALTY SUBSIDIARY" means a Subsidiary engaged primarily in the development and sale or financing of real property.

         "REDEMPTION DATE" when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "REDEMPTION PRICE" when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "REGISTERED SECURITIES" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

         "REGISTRATION RIGHTS AGREEMENT" means the Exchange and Registration Rights Agreement dated as of the date hereof entered into by and among the Company, the Guarantor and the initial purchasers named therein.

         "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "REGULATION S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

         "REGULATION S CERTIFICATE" means a certificate substantially in the form set forth in Annex A.

         "REGULATION S GLOBAL SECURITY" has the meaning specified in Section
201.

         "REGULATION S LEGEND" means a legend substantially in the form of the legend required in the form of Security set forth in accordance with Section 204 to be placed upon each Regulation S Security.

         "REGULATION S SECURITIES" means all Securities originally issued and sold (or, in the case of Securities initially sold pursuant to a firm commitment underwriting agreement, originally resold by the initial purchasers thereof) outside of the United States in accordance with Regulation S, and all Successor Securities thereof, until the Regulation S Legend thereon may be removed in accordance with Section 305. Such term includes the Regulation S Global Security.

         "RESPONSIBLE OFFICER" when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee, including any vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "RESTRICTED GLOBAL SECURITY" has the meaning specified in Section 201.

         "RESTRICTED PERIOD" means the period of 41 consecutive days beginning on and including the later of (1) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (2) the original issuance date of the Securities.

         "RESTRICTED SECURITIES" means all Securities other than Regulation S and Registered Securities, and all Successor Securities thereof, until the Restricted Securities Legend thereon may be removed in accordance with Section
305. Such term includes the Restricted Global Security.

         "RESTRICTED SECURITIES CERTIFICATE" means a certificate substantially in the form set forth in Annex B.

         "RESTRICTED SECURITIES LEGEND" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in accordance with Section 204 to be placed upon each Restricted Security.

         "RESTRICTED SUBSIDIARY" means a Subsidiary of the Guarantor (1) substantially all the property of which is located, or substantially all the business of which is carried on, within the continental United States and (2) which owns one or more Principal Properties, but shall not include a Realty Subsidiary.

         "RULE 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

         "RULE 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "RULE 144A SECURITIES" means the Securities purchased from the Company by a dealer for resale to investors pursuant to Rule 144A.

         "SALE AND LEASE-BACK TRANSACTION" means any arrangement whereby the Guarantor or one of its Restricted Subsidiaries has sold or transferred, or will sell or transfer, property to any Person and has or will take back a lease pursuant to which the rental payments are calculated to amortize the purchase price of the property substantially over the useful life of such property.

         "SECURITIES" has the meaning set forth in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "SECURITIES ACT" means the Securities Act of 1933 and any statute successor thereto. in each case as amended from time to time.

         "SECURITIES ACT LEGEND" means a Restricted Securities Legend or a Regulation S Legend.

         "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

         "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "STATED MATURITY", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "SUBSIDIARY" means, as to any Person, a corporation, partnership or other legal entity of which, in the case of a corporation, more than 50% of the outstanding voting stock is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person or, in the case of any partnership or other legal entity, more than 50% of the ordinary equity capital interests is, owned or controlled, directly or indirectly by such Person and one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "SUCCESSOR SECURITY" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "TIMBERLANDS" means any real property of the Guarantor or any Restricted Subsidiary located within the continental United States that contains (or upon completion of a growth cycle then in process is expected to contain) standing timber of a commercial quantity and of merchantable quality, excluding, however, any such real property which at the time of determination is held primarily for development or sale and not primarily for the production of any lumber or other timber products.

         "TREASURY DEALER" has the meaning specified in Section 203.

         "TREASURY PRICE" has the meaning specified in Section 203.

         "TREASURY RATE" has the meaning specified in Section 203.

         "TREASURY SECURITY" has the meaning specified in Section 203.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 (15 U.S.C. ss. 77aaa-77bbbb) as in force at the date as of which this Indenture was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

                  "U.S. GOVERNMENT OBLIGATION" has the meaning specified in
         Section 1404.

                  "YIELD TO MATURITY" means the yield to maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

         SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall (except for certificates provided in Section 1004) include,

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company or the Guarantor, as the case may be, may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where the Company or the Guarantor, as the case may be, is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 104. ACTS OF HOLDERS; RECORD DATES.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The ownership of Securities shall be proved by the Security Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series; provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined below) by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

         SECTION 105. NOTICES, ETC. TO TRUSTEE AND COMPANY.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (1) the Trustee by any Holder, the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via facsimile to (212) 896-7298) to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Trustee Administration, or

                  (2) the Company by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to 55 East Camperdown Way, P.O. Box 1028, Greenville, South Carolina 29602 Attention: Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 106. NOTICE TO HOLDERS; WAIVER.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         SECTION 107. CONFLICT WITH TRUST INDENTURE ACT.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 109. SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Company and the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

         SECTION 110. SEPARABILITY CLAUSE.

         In case any provision in this Indenture, in the Securities or in the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 111. BENEFITS OF INDENTURE.

         Nothing in this Indenture, in the Securities or in the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 112. GOVERNING LAW.

         The Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the law of the State of New York.

         SECTION 113. LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

         SECTION 114. SUBMISSION TO JURISDICTION; APPOINTMENT OF AGENT.

         The Company hereby irrevocably submits to the non-exclusive jurisdiction of the Federal and state courts in the State of New York in any suit or proceeding arising out of or relating to this Indenture, the Securities or the transactions contemplated hereby. The Company irrevocably appoints Corporation Services Company as its authorized agent in the State of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address provided in Section 105, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of ten years from the date of this Agreement. If for any reason Corporation Services Company shall cease to be available to act as such authorized agent for the Company, the Company agrees to designate a new agent in the State of New York on the terms and for the purpose of this Section 114. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may have to laying of venue in respect to any action, suit or proceeding arising out of or in connection with this Indenture, the Securities or the transactions contemplated hereby to which it is a party brought in any Federal or state court located in the State of New York and hereby agrees not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum. The Company also waives, to the fullest extent permitted by law, all right to trial by jury in any claim or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Indenture or the Securities.

                                   ARTICLE II

                                 SECURITY FORMS

         SECTION 201. FORMS GENERALLY.

         The Securities of each series and the Guarantees shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Company or the Guarantor, as the case may be or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series or Guarantees is established by action taken pursuant to a Board Resolution of the Company or the Guarantor, as the case may be, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities. Each of the Securities shall have an executed Guarantee from the Guarantor endorsed thereon substantially in the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Guarantor.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         Upon their original issuance, Rule 144A Securities shall initially be issued in the form of one or more Global Securities registered in the name of DTC, or its nominee, and deposited with the Security Registrar, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security, are collectively herein called the "RESTRICTED GLOBAL SECURITY".

         Upon their original issuance, Regulation S Securities shall initially be issued in the form of one or more Global Securities registered in the name of DTC, or its nominee, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct) provided, however, that upon such deposit all such Securities shall be credited to or through accounts maintained at DTC by or on behalf of Euroclear or Clearstream. Such Global Securities, together with their Successor Securities which are Global Securities other than the Restricted Global Security, are collectively herein called the "REGULATION S GLOBAL SECURITY". The Company, the Trustee and any of their Agents shall not be responsible for any acts or omissions of a Depositary, for any depository records of beneficial ownership interests or for any transactions between the Depositary and beneficial owners.

         SECTION 202. FORM OF FACE OF SECURITY.

         [Insert any legend as required by Section 204.]

         [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

            _________________________________________________

  ______________________________________________________________________

                                                            CUSIP No. __________

                                                                  No. __________

$________


         Bowater Canada Finance Corporation, an unlimited liability company organized under the laws of Nova Scotia (herein called the "COMPANY", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of __________Dollars on ______________and to pay interest thereon from __________or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on ____________ and ____________ in each year, commencing ___________at the rate of ____________% per annum, until the principal hereof is paid or made available for payment. [If applicable then insert; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of __________% per annum (to the extent that the payment of such interest shall be legally enforceable), from the date such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.] [(If Original Securities that are not also Registered Securities, then insert; provided, however, that if (i) the Company has not filed a registration statement (the "EXCHANGE REGISTRATION STATEMENT") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), registering a security substantially identical to this Security (except that such Security will not contain terms with respect to the Additional Interest payments described below or transfer restrictions) pursuant to an exchange offer (the "EXCHANGE OFFER") registered with the Securities and Exchange Commission (the "COMMISSION"), or, in lieu thereof, if such obligation arises pursuant to the Exchange and Registration Rights Agreement dated as of ___________(the "EXCHANGE AND REGISTRATION RIGHTS AGREEMENT"), by and among the Company, the Guarantor and the Purchasers (as defined therein), a registration statement registering this Security for resale (the "SHELF REGISTRATION STATEMENT"), in either case on or before the date on which such registration statement is required to be filed pursuant to Section[s] _________of such Exchange and Registration Rights Agreement, or (ii) such Exchange Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section[s]_________of such Exchange and Registration Rights Agreement, or (iii) the Exchange Offer has not been completed within _______days after the initial effective date of the Exchange Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or
(iv) any Exchange Registration Statement or Shelf Registration Statement required by Section[s]_______of such Exchange and Registration Rights Agreement is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to
Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted in such Agreement) without being succeeded as promptly as practicable by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "REGISTRATION DEFAULT PERIOD"), then additional interest (in addition to the stated interest on this Security), shall accrue ("ADDITIONAL INTEREST") on the Restricted Securities at a per annum rate of _____% for the Registration Default Period. Any accrued and unpaid interest (including Additional Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Additional Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date. Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.]

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ______________ or ___________(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert ___; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

                            BOWATER CANADA FINANCE CORPORATION


                            By:
                               ------------------------------------------------


         SECTION 203. FORM OF REVERSE OF SECURITY.

         This Security is one of a duly authorized issue of securities of the Company (herein called the "SECURITIES"), issued and to be issued in one or more series under an Indenture, dated as of October 31, 2001 (herein called the "INDENTURE", which term shall have the meaning assigned to it in such instrument), among the Company, the Guarantor and The Bank of New York, as Trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $____________. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

         [If applicable, insert -- The Securities of this series are subject to redemption, as a whole or from time to time in part, upon not less than 30 nor more than 60 days' notice mailed to each Holder of Securities to be redeemed at his address as it appears in the Securities Register, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed, plus accrued interest thereon to the Redemption Date and (ii) as determined by a Treasury Dealer (as defined below), the sum of the present values of the remaining scheduled payments of principal [and premium (if any)] and interest thereon [, (assuming for this purpose that the Securities remain outstanding until maturity)] (not including any portion of such payments of interest accrued as of the Redemption
Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus _________basis points; provided, however, that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

         "TREASURY RATE" means the semiannual equivalent yield to maturity of the Treasury Security that corresponds to the Treasury Price, calculated in accordance with standard market practice and computed as of the second trading day preceding the Redemption Date.

         "TREASURY SECURITY" means the United States Treasury Security that the Treasury Dealer determines would be appropriate to use, at the time of determination and in accordance with standard market practice, in pricing the Securities being redeemed in a tender offer based on a spread to United States Treasury yields.

         "TREASURY PRICE" means the bid-side price for the Treasury Security as of the third trading day preceding the Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York on that trading day and designated "Composite 3:30 p.m. Quotations for U. S. Government Securities," except that: (i) if such release (or any successor release) is not published or does not contain such price information on such trading day; or (ii) if the Treasury Dealer determines that price information is not reasonably reflective of the actual bid-side price for the Treasury Security prevailing at 3:30 p.m., New York City time, on such trading day, then Treasury Price will instead mean the bid-side price for the Treasury Security at or around 3:30 p.m., New York City time, on that trading day (expressed on a next trading day settlement basis) as determined by the Treasury Dealer through such alternative means as the Treasury Dealer considers to be appropriate under the circumstances.

         "TREASURY DEALER" means ________________________ (or its successor) or, if ________________ (or its successor) refuses to act as Treasury Dealer for these purposes or ceases to be a primary government securities dealer, another nationally recognized investment banking firm that is a primary U.S. government securities dealers specified by the Company for these purposes.

         [If applicable, insert -- Notwithstanding the foregoing, the Company may not, prior to ___________________, redeem any Securities of this series as contemplated by [if applicable, insert -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than % per annum.]

         [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         [If applicable, insert paragraph regarding subordination of the Security.]

         [If applicable, insert -- The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of 50% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security, the Guarantees hereof or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         This Security shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 204.   FORM OF LEGEND FOR GLOBAL SECURITIES.

         Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear one or more of the appropriate legends in substantially the following forms as relevant below:

         [IF THE SECURITY IS A RESTRICTED SECURITY, THEN INSERT -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT [(A) BY THE INITIAL INVESTOR] (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF SUCH OFFSHORE JURISDICTION, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) [AND (B) BY SUBSEQUENT INVESTORS AS SET FORTH IN (A) ABOVE OR (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT], IN EACH CASE [(A) AND (B),] IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES [AND ANY JURISDICTIONS OUTSIDE THE UNITED STATES].

         [IF THE SECURITY IS A REGULATION S SECURITY, THEN INSERT -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

         [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE

THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

         [IF THE SECURITY IS A GLOBAL SECURITY AND THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         SECTION 205.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.

Dated:
      -------------------

                                                ------------------,
                                                        As Trustee
                                         By
                                            ---------------------
                                             Authorized Signatory

         SECTION 206.  FORM OF GUARANTEE.

         For value received, the undersigned hereby unconditionally guarantees, as principal obligor and not only as a surety, to the Holder of this Security the cash payments in United States dollars of principal of and interest on this Security in the amounts and at the times when due and interest on the overdue principal, premium, if any, and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture (as defined below) or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article Thirteen of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article Thirteen of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

         Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture (the "INDENTURE") dated as of October 31, 2001, among Bowater Canada Finance Corporation, the Guarantor and The Bank of New York, as trustee (the "TRUSTEE").

         The obligations of the undersigned to the Holders of Securities and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Thirteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

         This Guarantee shall be governed by and construed in accordance with the laws of the state of New York.

         This Guarantee is subject to release upon the terms set forth in the Indenture.

         IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

Date:
     --------------------

                                       BOWATER INCORPORATED


                                       By:
                                            -------------------------------


         SECTION 207.  CUSIP NUMBERS.

         The Company in issuing Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and an such redemption shall not be affected by any defect in or omission of such numbers.


                                  ARTICLE III

                                 THE SECURITIES

         SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. Additional Securities of any series authenticated and delivered under this Indenture may be authenticated and delivered hereunder at any time, having the same terms as, treated as a single class (for all purposes under this Indenture) with, and in aggregate principal amounts that exceed the aggregate principal amount of such previously authenticated and delivered Securities.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution of the Company and, subject to
Section 303, set forth, or determined in the manner provided, in an Officers' Certificate of the Company, or established in one or more indentures supplemental hereto, prior to the issuance of the Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Securities of the series pursuant to Section 304, 305, 306, 906, or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the principal of any Securities of the series is payable;

                  (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

                  (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution of the Company, the manner in which any election by the Company to redeem the Securities shall be evidenced;

                  (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

                  (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

                  (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

                  (12) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                  (13) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                  (14) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1402 or Section 1403 or both such Sections and, if other than by a Board Resolution of the Company, the manner in which any election by the Company to defease such Securities shall be evidenced;

                  (15) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305(a) in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

                  (16) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to
         Section 502;

                  (17) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series; and

                  (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided in, the Officers' Certificate referred to above or in any such indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of the Company setting forth the terms of the series.

         At or prior to the issuance of any of the Guarantees, the exact form and terms of such Guarantees, which shall be in substantially the form set forth in Section 206 hereof, shall be established by or pursuant to a Board Resolution of the Guarantor and set forth in an Officers' Certificate of the Guarantor.

         SECTION 302. DENOMINATIONS.

         The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

         SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Securities shall be executed on behalf of the Company, and the Guarantees endorsed thereon shall be executed on behalf of the Guarantor, in each case, by its Chairman of the Board, the Chief Executive Officer, its President, an Executive Vice President, a Senior Vice President, Treasurer or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities or Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the Guarantor shall bind the Company or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company, with Guarantees endorsed thereon, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series or the form of the Guarantees have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating to the effect that,

                  (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

                  (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company and such Guarantees, when endorsed on such securities, in each case in the manner and subject to any conditions specified in such Opinion of Counsel, will be valid and legally binding obligations of the Company and the Guarantor, respectively, entitled to the benefits of the Indenture, enforceable against the Company and the Guarantor in accordance with their terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and

                  (4) that the execution and delivery of such Securities by the Company and such Guarantees by the Guarantor of such Securities will not violate any applicable law, except for any such violation that would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Guarantor, in each case taken as a whole with its subsidiaries.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of a series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 304.  TEMPORARY SECURITIES.

         Pending the preparation of definitive Securities of any series, the Company and the Guarantor may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities having duly executed Guarantees endorsed thereon, which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Guarantees may determine, as evidenced by their execution of such Securities and Guarantees.

         If temporary Securities of any series are issued, the Company and the Guarantor will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, such exchange will be made by the Company at its expense and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company and the Guarantor shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series having Guarantees duly endorsed thereon, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

         SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE; CERTAIN TRANSFERS AND EXCHANGES.

         (a) REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE GENERALLY. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office of agency of the Company in a Place of Payment are herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment, the Company and the Guarantor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series having duly executed Guarantees endorsed thereon, of any authorized denominations and of like tenor and aggregate principal amount.

         Subject to Section 305(b), at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities and Guarantees issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and Guarantees surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between beneficial owners of any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities of that series (or of that series and specified tenor, as the case may be) selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

                  (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) the Company in its sole discretion determines that such Global Security shall be exchangeable for definitive registered Securities and executes and delivers to the Security Registrar a Company Order providing that such Global Security shall be so exchangeable, (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

                  (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

                  (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section,
         Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

         (b) CERTAIN TRANSFERS AND EXCHANGES. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 305(b) shall be made only in accordance with this Section 305(b).

                  (1) Restricted Global Security to Regulation S Global Security. If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(1) and Clause (b)(4) below and subject to the Applicable Procedures. Upon receipt by the Security Registrar of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Members' account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Members' account and (B) a Regulation S Certificate, satisfactory to the Security Registrar and the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Security Registrar, subject to Clause (b)(4) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount.

                  (2) Regulation S Global Security to Restricted Global Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(2) and subject to the Applicable Procedures. Upon receipt by the Security Registrar of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Members' account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Members' account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Security Registrar and the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Security Registrar shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount. If transfers under this Clause (b)(2) occur after the Restricted Period, no Restricted Securities Certificates will be required.

                  (3) Non-Global Security to Non-Global Security. A Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 305(a); provided that, if the Security to be transferred in whole or in part is a Restricted Security, then the Security Registrar shall have received a Restricted Securities Certificate, satisfactory to the Security Registrar and the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security (subject in every case to Section 305(c)).

                  (4) Regulation S Global Security to be Held Through Euroclear or Clearstream during Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Clearstream (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b)(4) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(2) above.

                  (5) Restricted Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause
         (b)(5) and Clause (b)(4) above and subject to the Applicable Procedures. Upon receipt by the Security Registrar of (A) such Security as provided in Section 305(a) and instructions satisfactory to the Security Registrar and the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Security, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Security, in either case satisfactory to the Security Registrar and the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Security Registrar, subject to Clause (b)(4) below, shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount, both as provided in Section 305(a).

         (c) SECURITIES ACT LEGENDS. Restricted Securities and their Successor Securities shall bear a Restricted Securities Legend, and the Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

                  (1) subject to the following Clauses of this Section 305(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

                  (2) subject to the following Clauses of this Section 305(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security; provided that, if such new Security is required pursuant to Section 305(b)(5) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

                  (3) Registered Securities shall not bear a Securities Act Legend;

                  (4) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Security Registrar has received an Unrestricted Securities Certificate in the form set forth in Annex C hereto, satisfactory to the Security Registrar and the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

                  (5) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

                  (6)      notwithstanding the foregoing provisions of this
         Section 305(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

         SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

         If any mutilated Security is surrendered to the Trustee, the Company and the Guarantor shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and having a duly executed Guarantee endorsed thereon, of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company, the Guarantor and the Trustee (1) evidence to their satisfaction of the destruction, loss or theft of any Security and (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company and the Guarantor shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security having a duly executed Guarantee endorsed thereon, of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security, and the Guarantee endorsed thereon, of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantor, respectively, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and Guarantees of that series and Guarantees duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                           (2)      The Company may make payment of any
         Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 308.  PERSONS DEEMED OWNERS.

         Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

         SECTION 309.  CANCELLATION.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or of credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary procedures.

         SECTION 310.  COMPUTATION OF INTEREST.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

         (1)      either:

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                           (i)      have become due and payable, or

                           (ii) will become due and payable at their Stated Maturity within one year, or

                           (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantor; and

         (3) the Company and the Guarantor each has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 607, the obligations of the Company and the Guarantor to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive such satisfaction and discharge.

         SECTION 402.  APPLICATION OF TRUST MONEY.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V

                                    REMEDIES

         SECTION 501.  EVENTS OF DEFAULT.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of or any premium on any Security of that series at its Maturity; or

                  (3) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor, as the case may be, in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of any series other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company or the Guarantor, as the case may be, by the Trustee or to the Company or the Guarantor, as the case may be, and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor, as the case may be, in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or the Guarantor, as the case may be, a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor, as the case may be, under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor, as the case may be, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (5) the commencement by the Company or the Guarantor, as the case may be, of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or the Guarantor, as the case may be, in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor, as the case may be, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor, as the case may be, in furtherance of any such action; or

                  (6) the Guarantees with respect to Securities of that series cease to be in full force and effect or the Guarantees are declared to be null and void and unenforceable or the Guarantees are found to be invalid or the Guarantor denies its liability under the Guarantees; or

                  (7) any other Event of Default provided with respect to Securities of that series.

         SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default (other than an Event of Default specified in Section 501(4) or 501(5)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(4) or 501(5) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority, in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                           (A) all overdue interest on all Securities of that series,

                           (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         The Company and the Guarantor covenant that if:

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company and the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities) or the Guarantor, as the case may be, their respective property or creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

         SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
SECURITIES.

         All rights of action and claims under this Indenture or the Securities or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 506. APPLICATION OF MONEY COLLECTED.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:  To the payment of all amounts due the Trustee under Section
607;

         SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

         THIRD:  To the Company.

         SECTION 507. LIMITATION ON SUITS.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         SECTION 509. RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein
conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511. DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 512. CONTROL BY HOLDERS.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 513. WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series by notice to the Trustee may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of or any premium or interest on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 514. UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs (including the reasonable compensation and the expenses and disbursements of its agents and counsel) against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.

         SECTION  515. WAIVER OF USURY, STAY OR EXTENSION LAWS.

         Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

         SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers hereunder. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

         In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

         The Trustee shall not be liable for any error of judgement made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

         SECTION 602. NOTICE OF DEFAULTS.

         If a default occurs hereunder with respect to Securities of any series of which the Trustee has received written notice, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

         SECTION 603. CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of Section 601:

                  (1) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or Guarantor Request or Guarantor Order, as the case may be, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company at the expense of the Company, personally or by agent or attorney and shall incur no liability by reason of such inquiry or investigation;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (8) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (9) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

                  (10) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

                  (11) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superceded.

         SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities or of the Guarantees. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 605. MAY HOLD SECURITIES.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

         SECTION 606. MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company or the Guarantor.

         SECTION 607. COMPENSATION AND REIMBURSEMENT.

         The Company and the Guarantor, jointly and severally, agree:

                  (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing from time to time between the Company, the Guarantor and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined to have been caused by its own negligence or willful misconduct; and

                  (3) to fully indemnify each of the Trustee or any predecessor Trustee and its agents for, and to hold it harmless against, any and all loss, liability, claim, damage or expense asserted by any Person (including reasonable legal fees and expenses), incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The Trustee shall have a lien prior to the Securities and the Guarantees as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefits of Holders of particular Securities.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(4) or Section 501(5), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         The provision of this Section shall survive the termination of this Indenture.

         SECTION 608. CONFLICTING INTERESTS.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this indenture with respect to Securities of more than one series.

         SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more series. Each Trustee shall be a person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee.

         The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to all Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all series) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder; provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY OR GUARANTOR.

         If and when the Trustee shall be or become a creditor of the Company or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company and the Guarantor (or any such other obligor).

         SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT.

         The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; provided that such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company and the Guarantor agree to pay to the Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:
       ---------------------------------

                                             -----------------------------------
                                                                      As Trustee

                                             By                                ,
                                               --------------------------------
                                                         As Authenticating Agent

                                             By
                                                --------------------------------
                                                     As Authenticating Signatory

                                  ARTICLE VII

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND GUARANTOR

         SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
HOLDERS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders of the Securities. If the Trustee is not Registrar, the Company will furnish or cause to be furnished to the Trustee

                  (1) semi-annually, not more than 15 days after the Regular Record Date in respect of the Securities of such series or on June 30th and December 31st of each year with respect to each series of Securities to which there are no Regular Record Dates, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of such Regular Record Date or June 15th or December 15th, as the case may be, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar, which the Security Registrar will furnish to the Company in a similar manner.

         SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

         The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

         SECTION 703. REPORTS BY TRUSTEE.

         The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than May 15 in each calendar year, commencing in 2002.

         A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange or of any delisting thereof.

         SECTION 704. REPORTS BY GUARANTOR.

         Whether or not required by the rules and regulations of the Commission, so long as any Securities are outstanding, the Guarantor shall deliver to the Trustee and the Holders, within five days after the Guarantor is required to file with the Commission, or would be required to file if the Guarantor were subject to the reporting requirements of the Commission, all quarterly and annual financial information that would be required to be contained in a filing with the

Commission on Forms 10-Q and 10-K if the Guarantor were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Guarantor's certified independent accountants.

         In addition, the Guarantor will file a copy of all such information and reports with the Commission for public availability within the time periods specified in the Commission's rules and regulations (unless the Commission will not accept such a filing).

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including compliance by the Company or the Guarantor with any of the covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers' Certificates).

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 801. COMPANY AND GUARANTOR MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         Neither the Company nor the Guarantor may consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and neither the Company nor the Guarantor may permit any Person to consolidate with or merge into the Company or the Guarantor or convey, transfer or lease its properties and assets substantially as an entirety to the Company or the Guarantor unless:

                  (1) in case the Company or the Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or the Guarantor, as the case may be, substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, or in the case of the Company, the Province of Nova Scotia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities or the obligations under the Guarantees, as the case may be, and the performance or observance of every covenant of this Indenture on the part of the Company or the Guarantor, as the case may be, to be performed or observed and the assumption of the Company's or Guarantor's obligations, as the case may be, under the Registration Rights Agreement;

                  (2) immediately after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Company or the Guarantor, as the case may be, as a result of such transaction as having been incurred by the Company or the

         Guarantor, as the case may be, at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company or the Guarantor, as the case may be, would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company, the Guarantor or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

                  (4) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 802. SUCCESSOR SUBSTITUTED.

         Upon any consolidation of the Company or the Guarantor with, or merger of the Company or the Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture, the Securities or the Guarantees, as the case may be.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company and the Guarantor, each when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company or the Guarantor, as the case may be, and the assumption by any such successor of the covenants of the Company or the Guarantor herein, in the Securities or the Guarantees, as the case may be; or

                  (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

                  (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities; provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

                  (6) to secure the Securities pursuant to the requirements of Section 1009 or otherwise; or

                  (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series.

         SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than 50% in principal amount of the Outstanding Securities (including consents obtained in connection with a tender offer or exchange offer) of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, each when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security (including consents obtained in connection with a tender offer or exchange offer) affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of any Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or modify any of the provisions of this Section, Section 513 or Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1010, or the deletion of this provision, in accordance with the requirements of Sections 611 and 901(8).

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

         SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series with Guarantees so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and the Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE X

                                    COVENANTS

         SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

         SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY

         The Company will maintain, or will cause the Paying Agent to maintain, in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or the Guarantor in respect of the Securities of that series, the Guarantees and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the

Corporate Trust Office of the Trustee and the Company and the Guarantor hereby appoint the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to 10:30 a.m. New York time on each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money, then remaining will be repaid to the Company.

         SECTION 1004. STATEMENT BY OFFICERS AS TO DEFAULT.

         The Company and the Guarantor, respectively, will deliver to the Trustee, within 120 days after the end of each of their respective fiscal years ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company or the Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company or the Guarantor, as the case may be, shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Company or the Guarantor, as the case may be, will give the Trustee notice of any Event of Default within 10 days after any Responsible Officer of the Company or the Guarantor, as the case may be, becomes aware of or receives actual notice of such default or Event of Default.

         SECTION 1005. EXISTENCE.

         Subject to Article Eight, each of the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that neither the Company nor the Guarantor shall be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the Guarantor, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 1006. MAINTENANCE OF PROPERTIES.

         The Company and the Guarantor will each cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company or the Guarantor, as the case may be, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or the Guarantor from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company or the Guarantor, as the case may be,


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

desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

         SECTION 1007. PAYMENT OF TAXES AND OTHER CLAIMS.

         The Company and the Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company, the Guarantor or any of their Subsidiaries or upon the income, profits or property of the Company, the Guarantor or any of their Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company, the Guarantor or any of their Subsidiaries; provided, however, that neither the Company, the Guarantor nor any of their Subsidiaries shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 1008. LIMITATION ON SALES AND LEASEBACKS.

         The Guarantor will not, and will not permit any of its Restricted Subsidiaries to, enter into any Sale and Lease-Back Transaction with respect to any Principal Property unless, after giving effect thereto, the aggregate amount of all Attributable Debt with respect to Sale and Lease-Back Transactions plus the aggregate amount of Indebtedness secured by Liens incurred without equally and ratably securing the Securities pursuant to Section 1009 would not exceed 10% of Consolidated Net Tangible Assets; provided, however, that this Section 1008 shall not apply to, and there shall be excluded from Attributable Debt in any computation under this Section or Section 1009, Attributable Debt with respect to any Sale and Lease-Back Transaction if:

                  (1) the lease in such Sale and Lease-Back Transaction is for a period, including renewal rights, of three years or less;

                  (2) the Guarantor or any of its Restricted Subsidiaries, within 180 days after the Sale and Lease-Back Transaction, applies an amount not less than the greater of the net proceeds of the sale of the Principal Property leased pursuant to the Sale and Lease-Back Transaction or the fair market value of the Principal Property so leased at the time of entering into the Sale and Lease-Back Transaction (as determined in any manner approved by the Board of Directors) to (A) the prepayment or retirement of Funded Debt of the Guarantor or any of its Restricted Subsidiaries; provided however, that the amount to be applied to the prepayment or retirement of such Funded Debt of the Guarantor or of a Restricted Subsidiary of the Guarantor shall be reduced by an amount equal to the sum of (i) the principal amount of any Securities (or other notes or debentures constituting such Funded Debt) delivered within such 180-day period to the Trustee or other applicable trustee for retirement and cancellation and (ii) the principal amount of such Funded Debt, other than items referred to in the preceding clause (i), voluntarily prepaid or retired by the Guarantor or a Restricted Subsidiary within 180 days after such sale; and provided further, however, that, notwithstanding the foregoing, no prepayment or retirement referred to in this Clause (A) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any other mandatory prepayment or retirement provision, or (B) the purchase of other property which will constitute Principal Property having a fair market value, in the opinion of the Board of Directors, at least equal to the fair market value of the Principal Property leased in such Sale and Lease-Back Transaction;

                  (3) the lease in such Sale and Lease-Back Transaction secures or relates to obligations issued by a State, territory or possession of the United States, any political subdivision of any of the foregoing, or the District of Columbia, to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of Section 103(a) of the Internal Revenue Code of 1986, as amended (or any successor to such provision), as in effect at the time of the issuance of such obligations; or

                  (4) such Sale and Lease-Back Transaction is entered into between the Guarantor and a wholly-owned Subsidiary of the Guarantor or between wholly-owned Subsidiaries of the Guarantor.

         SECTION 1009. RESTRICTION ON LIENS.

         The Guarantor will not, and will not permit any of its Restricted Subsidiaries to create, incur, assume or suffer to exist any Lien upon any Principal Property, whether owned at the date of this Indenture or thereafter acquired, to secure any Indebtedness, without making effective provision whereby the Securities (together with, if the Guarantor shall so determine, any Indebtedness of the Guarantor or any Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured by such Lien equally and ratably with (or prior to) any and all other Indebtedness secured by Liens so long as that Indebtedness is so secured unless, after giving effect thereto, the aggregate amount of all Indebtedness secured by Liens plus all Attributable Debt of the Guarantor and its Restricted Subsidiaries with respect to Sale and Lease-Back Transactions would not exceed 10% of Consolidated Net Tangible Assets; provided, however, that this Section 1009 shall not apply to, and there shall be excluded from Indebtedness secured by Liens in any computation under this Section 1009 or Section 1008, Indebtedness secured by any of the following:

                  (1)      Liens existing on the date of the Indenture;

                  (2) Liens on any property existing at the time of acquisition thereof by the Guarantor or a Restricted Subsidiary; provided that (A) each such Lien shall at all times be confined solely to the asset or assets so acquired and (B) the principal amount of Indebtedness secured by each such Lien shall at no time exceed the cost of the assets in question to the Guarantor or the respective Restricted Subsidiary (including the principal amount of the Indebtedness secured thereby);

                  (3) Liens in favor of the Guarantor or any wholly-owned Restricted Subsidiary;

                  (4) Liens in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;


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

                  (5) Liens on property to secure all or part of the cost of acquiring, substantially repairing or altering, constructing, developing or substantially improving such property, or to secure Indebtedness incurred to provide funds for any such purpose; provided that (A) such Lien comes into existence not later than 180 days after the later of (i) the completion of the acquisition, substantial repair or alteration, construction, development or substantial improvement of such property or (ii) the placing in operation of such property or of such property as so substantially repaired or altered, constructed, developed or substantially improved and (B) the principal amount of Indebtedness secured by such Lien does not exceed the cost of such acquisition, repair, alteration, construction, development or improvement; provided, however, that if such Indebtedness is in connection with the acquisition of any Timberlands, and the Board of Directors of the Guarantor has determined, within 180 days of such acquisition, that the Guarantor will seek such Indebtedness (from a lender or investor not including the Guarantor or any Subsidiary of the Guarantor), then the applicable Lien shall be deemed to be included in this clause (5) if such Lien is created within a further 180 days after the end of such first 180-day period;

                  (6) Liens securing obligations issued by a State, territory or possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of Section 103(a) of the Internal Revenue Code of 1986, as amended (or any successor to such provision), as in effect at the time of the issuance of such obligations; or

                  (7) Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (1) through (6), inclusive; provided, however, that such extension, renewal or replacement Lien shall (A) be limited to all or part of the same property that secured the Lien extended, renewed or replaced (plus improvements on such property) and (B) not exceed the principal amount of Indebtedness, plus any premium of fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement.

         For purposes of this Section 1009 and Section 1008, an "acquisition" of property (including real, personal or intangible property or shares of capital stock or Indebtedness) shall include any transaction or series of transactions by which the Guarantor or a Restricted Subsidiary acquires, directly or indirectly, an interest, or an additional interest (to the extent thereof), in such property, including an acquisition through merger or consolidation with, or an acquisition of an interest in, a Person owning an interest in such property.

         SECTION 1010. WAIVER OF CERTAIN COVENANTS.

         Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company and the Guarantor may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such series and in Sections 1008 or 1009 if before the time for such compliance the Holders of at least 50% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

         SECTION 1101. APPLICABILITY OF ARTICLE.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

         SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution of the Company or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed, and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

         SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

         If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.


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

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

         The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         SECTION 1104. NOTICE OF REDEMPTION.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall identify the Securities to be redeemed (including CUSIP number) and shall state:

                  (1)      the Redemption Date,

                  (2)      the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, and

                  (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.


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

         SECTION 1105. DEPOSIT OF REDEMPTION PRICE

         Prior to 10:30 a.m. New York time on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

         SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         SECTION 1107. SECURITIES REDEEMED IN PART.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company and the Guarantor shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor having duly executed Guarantees endorsed thereon, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


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
                                  ARTICLE XII

                             [INTENTIONALLY OMITTED]

                                  ARTICLE XIII

                             GUARANTEE OF SECURITIES

         SECTION 1301. UNCONDITIONAL GUARANTEE.

         Subject to the provisions of this Article Thirteen, the Guarantor hereby unconditionally and irrevocably guarantees (such guarantees to be referred to herein as "GUARANTEES") to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of, premium, if any, and interest on the Securities shall be duly and punctually paid in full when due, whether at maturity, upon redemption at the option of Holders pursuant to the provisions of the Securities relating thereto, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Securities and all other obligations of the Company or the Guarantor to the Holders or the Trustee hereunder or thereunder (including amounts due the Trustee hereunder) and all other obligations shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders under this Indenture or under the Securities, for whatever reason, the Guarantor shall be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Securities shall constitute an event of default under this Guarantee, and shall entitle the Holders of Securities to accelerate the obligations of the Guarantor hereunder in the same manner and to the same extent as the obligations of the Company.

         The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Guarantee is affixed to any particular Security, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. The Guarantor hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and this Guarantee. This Guarantee is a guarantee of payment and not of collection. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or the

Guarantor, any amount paid by the Company or the Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees that, as between it, on the one hand, and the Holders of Securities and the Trustee, on the other hand, (a) subject to this Article Thirteen, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article Five hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee.

         SECTION 1302. LIMITATIONS ON GUARANTEES.

         The obligations of the Guarantor under its Guarantees are limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of the Guarantor (including without limitation, any other Guarantor senior debt) will result in the obligations of the Guarantor under the Guarantees not constituting a fraudulent conveyance or fraudulent transfer under federal or state law.

         SECTION 1303. EXECUTION AND DELIVERY OF GUARANTEES.

         To further evidence the Guarantees set forth in Section 1301, the Guarantor hereby agrees that a notation of such guarantee, substantially in the form set forth in Section 206 hereto, shall be endorsed on each Security authenticated and delivered by the Trustee. Such Guarantees shall be executed on behalf of the Guarantor by either manual or facsimile signature of an officer of the Guarantor who shall have been duly authorized to so execute by all requisite corporation action. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

         The Guarantor hereby agrees that its Guarantees set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

         If an officer of the Guarantor whose signature is on this Indenture or a Guarantee no longer holds that office at the time the Trustee authenticates the Security on which such Guarantee is endorsed or at any time thereafter, the Guarantor's Guarantee of such Security shall nevertheless be valid.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

         SECTION 1304. RELEASE OF THE GUARANTOR.

                  (1) Upon the consolidation or merger of the Guarantor with or into any Person in compliance with Article Eight, the Guarantor's Guarantees will be automatically discharged and released from all obligations under this Article Thirteen without any further action required on the part of the Trustee or any Holder; provided, however, the successor Person expressly assumes the Guarantor's obligations under the Guarantees, under the Indenture and under the Registration Rights Agreement.

                  (2) The Trustee shall deliver an appropriate instrument evidencing the release of the Guarantor upon receipt of a request by the Company or the Guarantor accompanied by an Officers' Certificate and an Opinion of Counsel certifying as to the compliance with this
         Section 1304; provided, however, that the legal counsel delivering such Opinion of Counsel may rely as to matters of fact on one or more Officers' Certificates of the Company.

         The Trustee shall execute any documents reasonably requested by the Company or the Guarantor in order to evidence the release of the Guarantor from its obligations under its Guarantee endorsed on the Securities and under this Article Thirteen.

         SECTION 1305. WAIVER OF SUBROGATION.

         Until this Indenture is discharged and all of the Securities are discharged and paid in full, the Guarantor hereby irrevocably waives and agrees not to exercise any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of the Company's obligations under the Securities or this Indenture and the Guarantor's obligations under this Guarantee and this Indenture, in any such instance including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of the Holders against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and any amounts owing to the Trustee or the Holders of Securities, this Indenture, or any other document or instrument delivered under or in connection with such agreements or instruments, shall not have been paid in full, such amount shall have been deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Trustee or the Holders and shall forthwith be paid to the Trustee for the benefit of itself or such Holders to be credited and applied to the obligations in favor of the Trustee or the Holders, as the case may be, whether matured or unmatured, in accordance with the terms of this Indenture. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 1305 is knowingly made in contemplation of such benefits.

         SECTION 1306. IMMEDIATE PAYMENT.

         The Guarantor agrees to make immediate payment to the Trustee on behalf of the Holders of all obligations owing or payable to the respective Holders upon receipt of a demand for payment therefor by the Trustee to the Guarantor in writing.

         SECTION 1307. NO SET-OFF.

         Each payment to be made by the Guarantor hereunder in respect of the obligations of the Guarantor shall be payable in the currency or currencies in which such obligations are denominated, and shall be made without set-off, counterclaim, reduction or diminution of any kind or nature.

         SECTION 1308. OBLIGATIONS ABSOLUTE.

         The obligations of the Guarantor hereunder are and shall be absolute and unconditional and any monies or amounts expressed to be owing or payable by the Guarantor hereunder which may not be recoverable from the Guarantor on the basis of a Guarantee shall be recoverable from the Guarantor as a primary obligor and principal debtor in respect thereof.

         SECTION 1309. OBLIGATIONS CONTINUING.

         The obligations of the Guarantor hereunder shall be continuing and shall remain in full force and effect until all the obligations have been paid and satisfied in full. The Guarantor agrees with the Trustee that it will from time to time deliver to the Trustee suitable acknowledgements of this continued liability hereunder and under any other instrument or instruments in such form as counsel to the Trustee may advise and as will prevent any action brought against it in respect of any default hereunder being barred by any statute or limitations now or hereafter in force and, in the event of the failure of the Guarantor so to do, it hereby irrevocably appoints the Trustee the attorney and agent of the Guarantor to make, execute and deliver such written acknowledgement or acknowledgments or other instruments as may from time to time become necessary or advisable, in the judgment of the Trustee on the advice of counsel, to fully maintain and keep in force the liability of the Guarantor hereunder.

         SECTION 1310. OBLIGATIONS NOT REDUCED.

         The obligations of the Guarantor hereunder shall not be satisfied, reduced or discharged solely by the payment of such principal, premium, if any, interest, fees and other monies or amounts as may at any time prior to discharge of this Indenture pursuant to Article Fourteen be or become owing or payable under or by virtue of or otherwise in connection with the Securities or this Indenture.

         SECTION 1311. OBLIGATIONS REINSTATED.

         The obligations of the Guarantor hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced the obligations of the Guarantor hereunder (whether such payment shall have been made by or on behalf of the Company or by or on behalf of the Guarantor) is rescinded or reclaimed from any of the Holders upon the insolvency, bankruptcy, liquidation or reorganization of the Company or the Guarantor otherwise, all as though such payment had not been made. If demand for, or acceleration of the time for, payment by the Company is stayed upon the insolvency, bankruptcy, liquidation or reorganization of the Company, all such Indebtedness otherwise subject to demand for payment or acceleration shall nonetheless be payable by the Guarantor as provided herein.

         SECTION 1312. OBLIGATIONS NOT AFFECTED.

         The obligations of the Guarantor hereunder shall not be affected, impaired or diminished in any way by any act, omission, matter or thing whatsoever, occurring before, upon or after any demand for payment hereunder (and whether or not known or consented to by the Guarantor or any of the Holders) which, but for this provision, might constitute a whole or partial defense to a claim against the Guarantor hereunder or might operate to release or otherwise exonerate the Guarantor from any of its obligations hereunder or otherwise affect such obligations, whether occasioned by default of any of the Holders or otherwise, including, without limitation:

                  (1) any limitation of status or power, disability, incapacity or other circumstance relating to the Company or any other Person, including any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding-up or other proceeding involving or affecting the Company or any other Person;

                  (2) any irregularity, defect, unenforceability or invalidity in respect of any indebtedness or other obligation of the Company or any other Person under this Indenture, the Securities or any other document or instrument;

                  (3) any failure of the Company, whether or not without fault on its part, to perform or comply with any of the provisions of this Indenture or the Securities, or to give notice thereof to the Guarantor;

                  (4) the taking or enforcing or exercising or the refusal or neglect to take or enforce or exercise any right or remedy from or against the Company or any other Person or their respective assets or the release or discharge of any such right or remedy;

                  (5) the granting of time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Company or any other Person;

                  (6) any change in the time, manner or place of payment of, or in any other term of, any of the Securities, or any other amendment, variation, supplement, replacement or waiver of, or any consent to departure from, any of the Securities of this Indenture, including, without limitation, any increase or decrease in the principal amount of or premium, if any, or interest on any of the Securities;

                  (7) any change in the ownership, control, name, objects, businesses, assets, capital structure or constitution of the Company or the Guarantor;

                  (8) any merger or amalgamation of the Company or the Guarantor with any Person or Persons;

                  (9) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Obligations under this Indenture or the obligations of the Guarantor under its Guarantees; and

                  (10) any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Company under this Indenture or the Securities or of the Guarantor in respect of its Guarantees hereunder, including release of the Guarantor pursuant to
         Section 1304 (other than by complete, irrevocable payment).

         SECTION 1313. WAIVER.

         Without in any way limiting the provisions of Section 1301 hereof, the Guarantor hereby waives notice of acceptance hereof, notice of any liability of the Guarantor hereunder, notice or proof of reliance by the Holders upon the obligations of the Guarantor hereunder, and diligence, presentment, demand for payment on the Company, protest, notice of dishonor or non-payment of any of the Obligations, or other notice or formalities to the Company or the Guarantor of any kind whatsoever.

         SECTION 1314. NO OBLIGATION TO TAKE ACTION AGAINST THE COMPANY.

         Neither the Trustee nor any other Person shall have any obligation to enforce or exhaust any rights or remedies or to take any other steps under any security for the Obligations under this Indenture or against the Company or any other Person or any property of the Company or any other Person before the Trustee is entitled to demand payment and performance by the Guarantor of its liabilities and obligations under its Guarantees or under this Indenture.

         SECTION 1315. DEALING WITH THE COMPANY AND OTHERS.

         The Holders, without releasing, discharging, limiting or otherwise affecting in whole or in part the obligations and liabilities of the Guarantor hereunder and without the consent of or notice to the Guarantor, may

                  (1) grant time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Company or any other Person;

                  (2) take or abstain from taking security or collateral from the Company or from perfecting security or collateral of the Company;

                  (3) release, discharge, compromise, realize, enforce or otherwise deal with or do any act or thing in respect of (with or without consideration) any and all collateral, mortgages or other security given by the Company or any third party with respect to the obligations or matters contemplated by this Indenture or the Securities;

                  (4) accept compromises or arrangements from the Company;

                  (5) apply all monies at any time received from the Company or from any security upon such part of the obligations as the Holders may see fit or change any such application in whole or in part from time to time as the Holders may see fit; and

                  (6) otherwise deal with, or waive or modify their right to deal with, the Company and all other Persons and any security as the Holders or the Trustee may see fit.

         SECTION 1316. DEFAULT AND ENFORCEMENT.

         If the Guarantor fails to pay in accordance with Section 1306 hereof, the Trustee may proceed in its name as trustee hereunder in the enforcement of the Guarantees of the Guarantor and the Guarantor's obligations thereunder and hereunder by any remedy provided by law, whether by legal proceedings or otherwise, and to recover from the Guarantor the obligations.

         SECTION 1317. AMENDMENT, ETC.

         No amendment, modification or waiver of any provision of this Indenture relating to the Guarantor or consent to any departure by the Guarantor or any other Person from any such provision will in any event be effective unless it is signed by the Guarantor and the Trustee.

         SECTION 1318. ACKNOWLEDGEMENT.

         The Guarantor hereby acknowledges communication of the terms of this Indenture and the Securities and consents to and approves of the same.

         SECTION 1319. COSTS AND EXPENSES.

         The Guarantor shall pay on demand by the Trustee any and all costs, fees and expenses (including, without limitation, legal fees on a solicitor and client basis) incurred by the Trustee, its agents, advisors and counsel or any of the Holders in enforcing any of their rights under any Guarantee.

         SECTION 1320. NO MERGER OR WAIVER; CUMULATIVE REMEDIES.

         No Guarantee shall operate by way of merger of any of the obligations of the Guarantor under any other agreement, including, without limitation, this Indenture. No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, remedy, power or privilege hereunder or under this Indenture or the Securities, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under this Indenture or the Securities preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges in the Guarantees and under this Indenture, the Securities and any other document or instrument between the Guarantor and/or the Company and the Trustee are cumulative and not exclusive of any rights, remedies, powers and privilege provided by law.

         SECTION 1321. SURVIVAL OF OBLIGATIONS.

         Without prejudice to the survival of any of the other obligations of the Guarantor hereunder, the obligations of the Guarantor under Section 1301 shall survive the payment in full of the Obligations under this Indenture and shall be enforceable against the Guarantor without regard to and without giving effect to any defense, right of offset or counterclaim available to or which may be asserted by the Company or the Guarantor.

         SECTION 1322. GUARANTEE IN ADDITION TO OTHER OBLIGATIONS.

         The obligations of the Guarantor under its Guarantee and this Indenture are in addition to and not in substitution for any other obligations to the Trustee or to any of the Holders in relation to this Indenture or the Securities and any guarantees or security at any time held by or for the benefit of any of them.

         SECTION 1323. SEVERABILITY.

         Any provision of this Article Thirteen which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction unless its removal would substantially defeat the basic intent, spirit and purpose of this Indenture and this Article Thirteen.

         SECTION 1324. SUCCESSORS AND ASSIGNS.

         Each Guarantee shall be binding upon and inure to the benefit of the Guarantor and the Trustee and the other Holders and the other Holders and their respective successors and permitted assigns, except that the Guarantor may assign any of its obligations hereunder or thereunder.

                                  ARTICLE XIV

                       DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 1401. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

         The Company may elect, at its option at any time, to have Section 1402 or Section 1403 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such Section 1402 or 1403, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution of the Company or in another manner specified as contemplated by
Section 301 for such Securities.

         SECTION 1402. DEFEASANCE AND DISCHARGE.

         Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, the Company and the Guarantor shall be deemed to have been discharged from their respective obligations with respect to such Securities and the Guarantees as provided in this Section on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter called "DEFEASANCE"). For this purpose, such Defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and Guarantees and to have satisfied all their other obligations under such Securities and Guarantees and this Indenture insofar as such Securities and Guarantees are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in
Section 1404 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's and the Guarantor's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to such Securities and Guarantees notwithstanding the prior exercise of its option (if any) to have Section 1403 applied to such Securities and Guarantees.

         SECTION 1403. COVENANT DEFEASANCE.

         Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities as the case may be, (1) the Company and the Guarantor shall be released from their respective obligations under Section 704, Section 801(3), Sections 1006 through 1009, inclusive, and any covenants provided pursuant to Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such Securities, and (2) the occurrence of any event specified in Sections 501(3) (with respect to any of Section 801, Sections 1006 through 1009, inclusive, and any such covenants provided pursuant to Section 901(2) or 901(7)), and 501(4) through 501(7) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter called "COVENANT DEFEASANCE"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(3)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

         SECTION 1404. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

         The following shall be the conditions to the application of Section 1402 or Section 1403 to any Securities or any series of Securities, as the case may be, and the Guarantees:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the

         Trustee (or any such other qualifying trustee) to pay and discharge,
         (i) the principal of and any premium and interest on such Securities on the respective Stated Maturities and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

                  (2) In the event of an election to have Section 1402 apply to any Securities or any series of Securities, as the case may be, and the Guarantees, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit. Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (3) In the event of an election to have Section 1403 apply to any Securities or any series of Securities, as the case may be, and the Guarantees, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (4) In the event of an election to have either Section 1402 or 1403 apply to any Securities or any series of Securities, as the case may be, and the Guarantees, the Company shall have delivered to the Trustee an Opinion of Counsel in Canada or a ruling from the Canada Customs and Revenue Agency stating to the effect that the Holders of such Securities will not recognize income, gain or loss for Canadian federal or provincial income or other tax purposes as a result of the deposit and will be subject to Canadian federal or provincial income and other tax (if any) on the same amounts, in the same manner and at the same times as would have been the case had such deposit not occurred (and for the purposes of such opinion, such Canadian counsel shall assume that Holders of such Securities include Holders who are not resident of Canada).

                  (5) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

                  (6) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (7) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest and within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                  (8) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company or the Guarantor is a party or by which it is bound.

                  (9) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

                  (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

         SECTION 1405. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; MISCELLANEOUS PROVISIONS.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1406, the Trustee and any such other trustee are referred to collectively as the "TRUSTEE") pursuant to Section 1404 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

         The Company and the Guarantor shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1404 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

         SECTION 1406. REINSTATEMENT.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 1402 or 1403 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1405 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                      [SIGNATURES FOLLOW ON SEPARATE PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                       BOWATER CANADA FINANCE CORPORATION


                                       By:  /s/ William G. Harvey
                                             -----------------------------------
                                             Name:  William G. Harvey
                                             Title: Vice President and Treasurer


                                       BOWATER INCORPORATED


                                       By:    /s/ David G. Maffucci
                                             -----------------------------------
                                             Name:  David G. Maffucci
                                             Title: Senior Vice President
                                                    and Chief Financial Officer

                                       THE BANK OF NEW YORK


                                       By:   /s/ Ming J. Shiang
                                             -----------------------------------
                                             Name:  Ming J. Shiang
                                             Title: Vice President

                                                              Annex A -- Form of
                                                        Regulation S Certificate


                            REGULATION S CERTIFICATE

                     (For transfers pursuant to ss.305(b)(1)
                                of the Indenture)



[________________],
as Security Registrar
- New York, New York -

         Re: Notes due ___________of Bowater Canada Finance Corporation (the "SECURITIES")

         Reference is made to the Indenture, dated as of __________, 2001 (the "INDENTURE"), among Bowater Canada Finance Corporation (the "COMPANY"), Bowater Incorporated (the "GUARANTOR") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT") are used herein as so defined.

         This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "SPECIFIED SECURITIES"):

         CUSIP No(s).___________________________

         CERTIFICATE No(s)._____________________

         The person in whose name this certificate is executed below (the "UNDERSIGNED") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "OWNER". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "TRANSFEREE") who will take delivery in the form of a Regulation S Security. In connection by such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                           (A) the Owner is not a distributor of the Securities,
                  an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing:

                           (B) the offer of the Specified Securities was not
                  made to a person in the United States;

                           (C) either:

                                    (i) at the time the buy order was
                           originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                    (ii) the transaction is being executed in,
                           on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                           (D) no directed selling efforts have been made in the
                  United States by or on behalf of the Owner or any affiliate thereof;

                           (E) if the Owner is a dealer in securities or has
                  received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

                           (F) the transaction is not part of a plan or scheme
                  to evade the registration requirements of the Securities Act.

                  (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                           (A) the transfer is occurring after a holding period
                  of at least one year (computed in accordance with paragraph
                  (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                           (B) the transfer is occurring after a holding period
                  of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.

Dated
      -------------------------------------
      (Print the name of the Undersigned,
      as such term is defined in the
      second paragraph of this certificate.)


By:
   ----------------------------------------
   Name:
   Title:


(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                   Annex B -- Form of Restricted
                                                          Securities Certificate

                        RESTRICTED SECURITIES CERTIFICATE

              (For transfers pursuant to ss.305 (b)(2), (3) and (5)
                                of the Indenture)

[_______________],
as Security Registrar

New York, New York

         Re: Notes due ___________of Bowater Canada Finance Corporation (the "SECURITIES")


         Reference is made to the Indenture, dated as of_____________, 2001 (the "INDENTURE"), among Bowater Canada Finance Corporation (the "COMPANY"), Bowater Incorporated (the "GUARANTOR") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT") are used herein as so defined.

         This certificate relates to U.S. $______________ principal amount of Securities, which are evidenced by the following certificate(s) (the "SPECIFIED SECURITIES"):

         CUSIP No(s).________________________

         CERTIFICATE No(s).__________________

         The person in whose name this certificate is executed below (the "UNDERSIGNED") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "OWNER". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "TRANSFEREE") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule l44A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

         (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

(A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

(B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

         (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

(A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

(B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.


Dated
      ---------------------------------------
      (Print the name of the Undersigned,
      as such term is defined in the second
      paragraph of this certificate.)


By:
   -------------------------------------------
   Name:
   Title:


(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                 Annex C -- Form of Unrestricted
                                                          Securities Certificate

                       UNRESTRICTED SECURITIES CERTIFICATE

 (For removal of Securities Act Legends pursuant to ss.305(c) of the Indenture)


[_____________________],
as Security Registrar
-
New York, New York -

         Re       Notes due _______________Bowater Canada Finance
                  Corporation (the "SECURITIES")


         Reference is made to the Indenture, dated as of ____________, 2001 (the "INDENTURE"), among Bowater Canada Finance Corporation (the "COMPANY"), Bowater Incorporated (the "GUARANTOR") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACt") are used herein as so defined.

         This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "SPECIFIED SECURITIES"):

         CUSIP No(s).___________________________

         CERTIFICATE No(s)._____________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 305(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.


Dated
      ---------------------------------------
      (Print the name of the Undersigned,
      as such term is defined in the second
      paragraph of this certificate.)


By:
   -------------------------------------------
   Name:
   Title:


(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)


                                       2